UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2014

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 19, 2014, Green Tree Servicing LLC (“Green Tree”), a Delaware limited liability company and a wholly-owned subsidiary of Walter Investment Management Corp. (“WIMC”), in order to obtain funding for advances made by Green Tree in connection with its servicing of Fannie Mae and Freddie Mac (each as defined below) mortgage loans, increased the capacity available to the GTAAFT Issuer (as defined below) under its agency servicer advance master trust financing facility (the “GTAAFT Facility”) from $100 million to $1.2 billion. In connection therewith, certain existing arrangements were amended and certain new arrangements were entered into, as follows:

•	an amended and restated indenture (the “Base Indenture”), made and entered into as of December 19, 2014, among Green Tree Agency Advance Funding Trust I (the “GTAAFT Issuer”), a wholly owned subsidiary of the GTAAFT Depositor (as defined below), Wells Fargo Bank, National Association (“Wells Fargo”), as indenture trustee, calculation agent, paying agent and securities intermediary, Green Tree, as administrator and servicer, and Barclays Bank PLC (“Barclays”), as administrative agent, and consented to by Barclays as noteholder of 100% of the outstanding notes, which Base Indenture amends and restates that certain Indenture, dated as of January 16, 2014, among the parties to the Base Indenture;

•	a series 2014-VF2 indenture supplement to the Base Indenture, dated as of December 19, 2014, made by and among the parties to the Base Indenture (the “Indenture Supplement”);

•	amendment no. 1 to receivables sale agreement, dated as of December 19, 2014, among Green Tree, as seller, Green Tree Advance Receivables III LLC (the “GTAAFT Depositor”), a wholly owned subsidiary of Green Tree, as depositor, and WIMC, as guarantor, and consented to by Barclays, as administrative agent and purchaser of 100% of the outstanding notes which amends a receivables sale agreement, dated as of January 16, 2014, among the same parties (as amended, the “Receivables Sale Agreement”);

•	amendment no. 1 to receivables pooling agreement, dated as of December 19, 2014, between the GTAAFT Depositor and the GTAAFT Issuer and consented to by Barclays, as administrative agent and purchaser of 100% of the outstanding notes, which amends a receivables pooling agreement, dated as of January 16, 2014, between the same parties (as amended, the “Receivables Pooling Agreement”);

•	an acknowledgment agreement with respect to servicing advance receivables, dated as of December 19, 2014, by and among Green Tree, GTAAFT Issuer, GTAAFT Depositor, Wells Fargo and Fannie Mae (the “Fannie Mae Acknowledgment Agreement”);

•	a consent agreement, effective January 17, 2014, by and among the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States (“Freddie Mac”), Green Tree, GTAAFT Issuer, GTAAFT Depositor and Wells Fargo (the “Freddie Mac Consent”);

•	a pledge and security agreement, effective as of December 19, 2014, made by Green Tree in favor of Fannie Mae, a corporation organized and existing under the laws of the United States (“Fannie Mae”) (the “Fannie Mae Collateral Agreement”); and

•	a collateral pledge agreement, made as of January 17, 2014, by Green Tree in favor of Freddie Mac (the “Freddie Mac Collateral Agreement”).

Pursuant to the Base Indenture and the Indenture Supplement, on December 19, 2014, the GTAAFT Issuer issued variable funding notes to Barclays having an initial aggregate principal balance of approximately $1.1 billion. The maximum permitted principal balance of the variables funding notes that can be drawn by the GTAAFT Issuer at any given time is dependent upon the amount of eligible collateral then owned by the GTAAFT Issuer and may not exceed $1.2 billion in the aggregate. The collateral securing the variable funding notes consists primarily of rights to reimbursement for servicer advances and delinquency advances in respect of mortgage loans serviced by Green Tree on behalf of Freddie Mac and Fannie Mae.

The variable funding notes issued on December 19, 2014 pursuant to the Base Indenture and the Indenture Supplement were issued in four classes: the Class A Notes; the Class B Notes; the Class C Notes; and the Class D Notes. The variable funding notes were sold by the GTAAFT Issuer to Barclays pursuant to a variable funding note purchase agreement, dated as of December 19, 2014, among the Issuer, the Depositor, Green Tree and Barclays. Future draws under the variable funding notes are subject to various conditions, including the accuracy of the representations and warranties in such variable funding note purchase agreement.

Interest on the variable funding notes is payable monthly in arrears at a rate per annum equal to one-month LIBOR (or, in certain circumstances, the higher of (i) the prime rate and (ii) the federal funds rate plus 0.50%) plus a per annum margin. The per annum margin is equal to 1.80% for the Class A Notes, 3.20% for the Class B Notes, 3.50% for the Class C Notes and 4.00% for the Class D Notes. In addition, the GTAAFT Issuer has agreed to pay to the holder(s) of the variable funding notes, monthly in arrears, an undrawn fee in an amount equal to 0.50% per annum of the average daily unused portion of the commitments under the GTAAFT Facility during the revolving period (such revolving period is described in more detail below).

Pursuant to the Base Indenture and Indenture Supplement, the Issuer is also required to pay to the holder(s) of the variable funding notes (i) a default supplemental fee in an amount equal to 3.00% per annum of the aggregate variable funding note balances from and after the occurrence of an event of default or a facility early amortization event under the Base Indenture or the Indenture Supplement and (ii) an expected repayment date supplemental fee in an amount equal to 1.00% per annum of the aggregate variable funding note balances from and after the end of the revolving period for the variable funding notes. Such supplemental fees, if any, are payable monthly in arrears.

Subject to and pursuant to the terms of the Freddie Mac Consent (in the case of Freddie Mac) and the Fannie Mae Acknowledgment Agreement (in the case of Fannie Mae), Freddie Mac and Fannie Mae agreed, in connection with the GTAAFT Facility, (i) in the case of Fannie Mae, to waive or (ii) in the case of Freddie Mac, to subordinate, to the extent of the notes issued pursuant to the Base Indenture, their respective rights of set-off against rights to reimbursement for certain servicer advances and delinquency advances transferred by Green Tree to the GTAAFT Depositor. Each of the Fannie Mae Acknowledgement Agreement and the Freddie Mac Consent is effective for a one-year period and will expire if either Fannie Mae or Freddie Mac elects to not renew such one-year period. In addition, (i) Freddie Mac may terminate the Freddie Mac Consent on thirty days’ notice to the parties to the Freddie Mac Consent and (ii) Fannie Mae may withdraw such waiver of its right of set-off in various circumstances, such as, for example, the failure of Green Tree to satisfy certain financial tests and the failure of Green Tree to comply with the terms of the Fannie Mae Collateral Agreement. If either Fannie Mae or Freddie Mac were to withdraw such waiver or subordination, as applicable, of their respective rights of set-off, the ability of the GTAAFT Issuer to draw increases on the variable funding notes or maintain the drawn balances thereunder could be materially limited or eliminated. In connection with Fannie Mae’s and Freddie Mac’s waiver or subordination, as applicable, of their respective rights of set-off, Green Tree has agreed to deliver collateral to each of Fannie Mae (pursuant to the Fannie Mae Collateral Agreement) and Freddie Mac (pursuant to the Freddie Mac Collateral Agreement) to secure obligations of Green Tree to Fannie Mae and Freddie Mac, as applicable.

In connection with the GTAAFT Facility, Green Tree sells and/or contributes the rights to reimbursement for servicer advances and delinquency advances to the GTAAFT Depositor pursuant to the Receivables Sale Agreement. The GTAAFT Depositor then sells and/or contributes such rights to reimbursement to the GTAAFT Issuer pursuant to the Receivables Pooling Agreement.

Each of the GTAAFT Issuer and the GTAAFT Depositor is structured as a bankruptcy remote special purpose entity. Each of the GTAAFT Issuer and the GTAAFT Depositor is the sole owner of its respective assets. Creditors of each of the GTAAFT Issuer and the GTAAFT Depositor (including the holders of the related notes) have no recourse to any assets or revenues of Green Tree or WIMC other than to the limited extent of Green Tree’s or WIMC’s obligations with respect to various representations and warranties, covenants and indemnities under the GTAAFT Facility. These representations and warranties, covenants and indemnities include: (i) various representations and warranties as to the nature of the receivables; (ii) covenants to service and administer the collateral for the Base Indenture and the Indenture Supplement and perform obligations under Green Tree’s servicing agreements with Freddie Mac and Fannie Mae; and (iii) covenants to repurchase any receivable in respect of which the eligibility representations and warranties were not true as of the date the related receivable was transferred to the GTAAFT Depositor pursuant to the Receivables Sale Agreement. Creditors of WIMC and Green Tree do not have recourse to any assets or revenues of either the GTAAFT Issuer or the GTAAFT Depositor.

The GTAAFT Issuer may repay and redraw the variable funding notes issued under the Base Indenture and the Indenture Supplement for 364-days from and including December 19, 2014, subject to the satisfaction of various funding conditions. If such 364-day period is not extended, the notes will become due and payable on January 15, 2016, the first “payment date” under the Base Indenture and the Indenture Supplement following the end of the 364-day revolving period for the notes. The revolving period for the notes may end and the notes may otherwise become due and payable prior to the end of such 364-day period upon the occurrence of an event of default, a facility early amortization event and/or a target amortization event under the Base Indenture and Indenture Supplement, as described below.

The Base Indenture and Indenture Supplement include facility early amortization events and target amortization events customary for financings of this type, including facility early amortization events and target amortization events related to breaches of covenants, defaults under certain other material indebtedness, material judgments, certain financial tests, certain tests related to the collection and performance of the receivables securing the notes issued pursuant to the Base Indenture and Indenture Supplement and change of control. Upon the occurrence of an event of default, the administrative agent and the lenders have the right to terminate all commitments and accelerate the variable funding notes under the Base Indenture, enforce their rights with respect to the collateral and take certain other actions. The events of default include the occurrence of any facility early amortization event, failure to make payments, failure to pay the entire note balance on the first payment date under the Base Indenture following the occurrence of a target amortization event, failure of Green Tree to satisfy various deposit and remittance obligations as servicer of certain mortgage loans, the requirement of the GTAAFT Issuer to be registered as an “investment company” under the Investment Company Act of 1940, as amended, incorrect representations and bankruptcy events.

The GTAAFT Issuer redeemed approximately $46.2 million of outstanding principal balance of variable funding notes it had previously issued to Barclays out of the proceeds from the issuance of the variable funding notes to Barclays, as described above.

In connection with the increase in capacity of the GTAAFT Facility, Green Tree (i) paid to Barclays an agreed-upon up-front fee on December 19, 2014 and (ii) must pay to Barclays, monthly in advance, an agreed-upon commitment fee. From time to time Barclays and its affiliates provide various other lending, financing and underwriting services to WIMC and its subsidiaries.

Certain of WIMC’s subsidiaries, including Green Tree, sell and/or service residential mortgage loans to or on behalf of, as applicable, Fannie Mae and Freddie Mac. WIMC derives a significant percentage of its servicing revenues from Fannie Mae.

Pursuant to that certain Addendum, effective April 1, 2014, to that Mortgage Selling and Servicing Contract dated March 23, 2005, made by and between Fannie Mae and Green Tree, as amended by a First Amendment to Addendum to Mortgage Selling and Servicing Contract dated as of June 1, 2014 (as amended, the “Early Advance Reimbursement Agreement”), Fannie Mae had previously agreed to provide Green Tree with early reimbursement of certain servicing advances made by Green Tree in the course of its servicing for Fannie Mae, including principal and interest delinquency advances, tax and insurance advances, and corporate servicing advances. In connection with the GTAAFT Facility, on December 19, 2014, Green Tree and Fannie Mae entered into an amendment to the Early Advance Reimbursement Agreement to (i) remove certain loans and servicing advances from the Early Advance Reimbursement Agreement and (ii) decrease the maximum aggregate amount of periodic early reimbursement amounts to be made by Fannie Mae to Green Tree thereunder to $200.0 million from $950.0 million. In connection with such removal and amendment, Green Tree paid Fannie Mae approximately $765.0 million out of the proceeds of the variable notes issued pursuant to the Base Indenture and the Indenture Supplement.

In addition to the uses of proceeds described above, the proceeds from the issuance of the variable funding notes were used to pay certain fees and expenses associated with the GTAAFT Facility, to fund certain collateral, reserve and other accounts relating to the GTAAFT Facility, and by Green Tree for general corporate purposes.

The foregoing summaries of (i) the agreements constituting the GTAAFT Facility, including the Fannie Mae Acknowledgment Agreement and the Freddie Mac Consent, but excluding the Fannie Mae Collateral Agreement and Freddie Mac Collateral Agreement, and (ii) the amendment to the Early Advance Reimbursement Agreement are not complete and are subject to and qualified in their entirety by reference to the full text of such agreements, which are attached to this Form 8-K as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Amended and Restated Indenture, dated as of December 19, 2014, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A. as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Green Tree Servicing LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent, and consented to by Barclays Bank PLC as noteholder of 100% of the outstanding notes

4.2	Series 2014-VF2 Indenture Supplement to Indenture, dated as of December 19, 2014, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A. as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Green Tree Servicing LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent

10.1	Amendment No. 1 to Receivables Sale Agreement, dated as of December 19, 2014, among Green Tree Servicing LLC, as Seller, Green Tree Advance Receivables III LLC, as Depositor, and Walter Investment Management Corp., as Guarantor, and consented to by Barclays Bank PLC, as Administrative Agent and Purchaser of 100% of the Outstanding Notes

10.2	Receivables Sale Agreement, dated as of January 16, 2014, among Green Tree Servicing LLC, as Seller, Green Tree Advance Receivables III LLC, as Depositor, and Walter Investment Management Corp., as Guarantor, and consented to by Barclays Bank PLC, as Administrative Agent and Purchaser of 100% of the Outstanding Notes

10.3	Amendment No. 1 to Receivables Pooling Agreement, dated as of December 19, 2014, between the Green Tree Advance Receivables III LLC, as Depositor, and Green Tree Agency Advance Funding Trust I, as Issuer, and consented to by Barclays Bank PLC, as Administrative Agent and Purchaser of 100% of the Outstanding Notes

10.4	Receivables Pooling Agreement, dated as of January 16, 2014, between the Green Tree Advance Receivables III LLC, as Depositor, and Green Tree Agency Advance Funding Trust I, as Issuer, and consented to by Barclays Bank PLC, as Administrative Agent and Purchaser of 100% of the Outstanding Notes

10.5	Second Amendment, entered into effective December 19, 2014, to Addendum, effective as of April 1, 2014, to Mortgage Selling and Servicing Contract, dated March 23, 2005, by and between Green Tree Servicing LLC and Fannie Mae

10.6	Acknowledgment Agreement with respect to Servicing Advance Receivables, dated as of December 19, 2014, by and among Green Tree Servicing LLC, Green Tree Agency Advance Funding Trust I, Green Tree Advance Receivables III LLC, Wells Fargo Bank, N.A. as Indenture Trustee and Fannie Mae

10.7	Consent Agreement, dated as of January 17, 2014, by and among Green Tree Servicing LLC, Green Tree Agency Advance Funding Trust I, Green Tree Advance Receivables III LLC, Wells Fargo Bank, N.A. as Indenture Trustee and Federal Home Loan Mortgage Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: December 29, 2014	By:	/s/ Jonathan Pedersen
Jonathan Pedersen General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amended and Restated Indenture, dated as of December 19, 2014, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A. as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Green Tree Servicing LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent, and consented to by Barclays Bank PLC as noteholder of 100% of the outstanding notes

4.2	Series 2014-VF2 Indenture Supplement to Indenture, dated as of December 19, 2014, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A. as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Green Tree Servicing LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent

10.1	Amendment No. 1 to Receivables Sale Agreement, dated as of December 19, 2014, among Green Tree Servicing LLC, as Seller, Green Tree Advance Receivables III LLC, as Depositor, and Walter Investment Management Corp., as Guarantor, and consented to by Barclays Bank PLC, as Administrative Agent and Purchaser of 100% of the Outstanding Notes

10.2	Receivables Sale Agreement, dated as of January 16, 2014, among Green Tree Servicing LLC, as Seller, Green Tree Advance Receivables III LLC, as Depositor, and Walter Investment Management Corp., as Guarantor, and consented to by Barclays Bank PLC, as Administrative Agent and Purchaser of 100% of the Outstanding Notes

10.3	Amendment No. 1 to Receivables Pooling Agreement, dated as of December 19, 2014, between the Green Tree Advance Receivables III LLC, as Depositor, and Green Tree Agency Advance Funding Trust I, as Issuer, and consented to by Barclays Bank PLC, as Administrative Agent and Purchaser of 100% of the Outstanding Notes

10.4	Receivables Pooling Agreement, dated as of January 16, 2014, between the Green Tree Advance Receivables III LLC, as Depositor, and Green Tree Agency Advance Funding Trust I, as Issuer, and consented to by Barclays Bank PLC, as Administrative Agent and Purchaser of 100% of the Outstanding Notes

10.5	Second Amendment, entered into effective December 19, 2014, to Addendum, effective as of April 1, 2014, to Mortgage Selling and Servicing Contract, dated March 23, 2005, by and between Green Tree Servicing LLC and Fannie Mae

10.6	Acknowledgment Agreement with respect to Servicing Advance Receivables, dated as of December 19, 2014, by and among Green Tree Servicing LLC, Green Tree Agency Advance Funding Trust I, Green Tree Advance Receivables III LLC, Wells Fargo Bank, N.A. as Indenture Trustee and Fannie Mae

10.7	Consent Agreement, dated as of January 17, 2014, by and among Green Tree Servicing LLC, Green Tree Agency Advance Funding Trust I, Green Tree Advance Receivables III LLC, Wells Fargo Bank, N.A. as Indenture Trustee and Federal Home Loan Mortgage Corporation